Exhibit 77Q1(a)  - Amendment to the Declaration of Trust of the
Registrant, dated November 16, 2006, filed via EDGAR with Post
Effective Amendment No. 44 (File No. 811-4506) on April 23, 2007 and incorporated herein by reference.